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                                                                   EXHIBIT 10.18


                             REGISTRATION AGREEMENT

      THIS REGISTRATION AGREEMENT (the "Agreement") is made as of March 6, 2003, among Coinmach Holdings, LLC, a Delaware limited liability company (the "LLC"), GTCR-CLC, LLC ("GTCR-CLC"), each of the executives listed on the Schedule of Executives attached hereto (the "Executives"), each of the investors listed on the Schedule of Investors attached hereto (the "Investors"), and each of the other Persons who hereafter agree to become party to and bound by this Agreement (together with GTCR-CLC, the Executives and the Investors, the "Securityholders"). Capitalized terms used but not otherwise defined herein are defined in Section 9 hereof.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

      1.    Demand Registrations.

      (a) Requests for Registration. The Securityholders contemplate the organization of a corporation and reorganization or recapitalization of the LLC pursuant to Section 15.7 of the LLC Agreement. The corporate successor to the LLC shall be referred to herein as the "Company." At any time after the organization of the Company, the holders of a majority of the GTCR Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a "Long-Form Registration"), or on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (a "Short-Form Registration"), if available. In addition, no earlier than 180 days after the Company has completed its initial public offering, each of (A) the holders of at least a majority of the GIC Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities in a Long-Form Registration or, if available, in a Short-Form Registration, and (B) the holders of at least a majority of the TCW/Crescent Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities in a Long-Form Registration or, if available, in a Short-Form Registration. All registrations requested pursuant to this Section 1(a) are referred to herein as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share or per unit price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

      (b) Long-Form Registrations. Subject to Section 1(a) above, the holders of a majority of the GTCR Registrable Securities shall be entitled to request four (4) Long-Form Registrations, and each of (x) the holders of a majority of the GIC Registrable Securities and (y) the holders of a majority of the TCW/Crescent Registrable Securities, shall be entitled to request

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one (1) Long-Form Registration, in which the Company shall pay all Registration
Expenses ("Company-paid Long-Form Registrations"). A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the Company-paid Long-Form Registrations unless the party requesting such registration is able to register and sell at least 75% of their Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration is counted as one of the Company-paid Long-Form Registrations.

      (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), the holders of a majority of the GTCR Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations, and each of (x) the holders of a majority of the GIC Registrable Securities and (y) the holders of a majority of the TCW/Crescent Registrable Securities shall be entitled to request two (2) Short-Form Registrations per calendar year, in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $5 million. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use Form S-2, S-3 or other applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the resale of Registrable Securities.

      (d) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, that can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, then the Company shall include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder and its Affiliates.

      (e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to
Section 2 hereof and in which there was no reduction in the number of Registrable Securities requested to be included.

      (f) Selection of Underwriters. The holders of a majority of the GTCR Registrable Securities shall have the right to select the investment banker(s) and manager(s) to administer the Demand Registration, if any, subject to the Company's approval which shall not

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be unreasonably withheld; provided that if no holders of GTCR Registrable
Securities are participating in such Demand Registration, the holders of a majority of the Registrable Securities included in any such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering.

      (g) Other Registration Rights. Except with respect to securities issued by the Company in connection with an acquisition, a debt financing transaction or entering into a long-term business relationship with a strategic partner approved by the Company's board of directors and as otherwise provided in this Agreement, the Company shall not grant to any Person the right to request that the Company register any equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for any such securities, without the prior written consent of the holders of a majority of each of the GTCR Registrable Securities and the Investor Registrable Securities.

      2.    Piggyback Registrations.

      (a) Right to Piggyback. Whenever the Company proposes to register any of its equity securities under the Securities Act (other than (i) the Company's first public offering after the date hereof, (ii) pursuant to a Demand Registration (which is addressed in Section 1 above rather than this Section 2) or (iii) pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2(c) and 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

      (b) Piggyback Expenses. In all Piggyback Registrations, the Registration Expenses of the holders of Registrable Securities shall be paid by the Company.

      (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares or units of Registrable Securities owned by each such holder and its Affiliates and (iii) third, the other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of such other securities owned by each such holder and its Affiliates.

      (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are

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addressed in Section 1 above rather than in this Section 2(d)), and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold therein without adversely affecting the marketability of the offering, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares or units owned by each such holder, its affiliates, and (iii) third, the other securities requested to be included in such registration.

      (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the GTCR Registrable Securities (or, if no GTCR Registrable Securities are to be included in such Piggyback Registration, then the holders of a majority of Registrable Securities) included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

      (f) Withdrawal by Company. If, at any time after giving notice of its intention to register any of its securities as set forth in Section 2(a) and before the effective date of such registration statement filed in connection with such registration, the Company shall determine, for any reason, not to register such securities, the Company may, in its sole discretion, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

      (g) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

      3.    Holdback Agreements.

      (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 180-day period beginning on the effective date of any underwritten public offering of the Company's equity securities (including Demand Registrations and Piggyback Registrations) (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; provided, however, if the holders of GIC Registrable Securities, TCW/Crescent Registrable Securities or GTCR Registrable Securities, as the case may be, included in the underwritten public offering are required by the underwriter managing the public offering to execute a "lock-up" agreement

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which restricts such holders' ability to sell securities for a period shorter than 180 days, then the 180-day period set forth in this Section 3(a) for each of the other holders of the GIC Registrable Securities, TCW/Crescent Registrable Securities and GTCR Registrable Securities shall be reduced to the period specified in such "lock-up" agreement.

      (b) The Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten public offering of the Company's equity securities (including Demand Registrations and Piggyback Registrations) (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

      4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

      (a) prepare and file promptly (and no later than 45 days after receipt of the initial request) with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective;

      (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 120 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

      (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

      (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

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      (e)   notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus and/or registration statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

      (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on a securities exchange or the National Association of Securities Dealers (the "NASD") automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a "national market system security" of The Nasdaq Stock Market within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure The Nasdaq Stock Market's authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

      (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the first registration statement relating to Registrable Securities or securities of any class of the Company;

      (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a unit split, stock split, combination of units, combination of shares, recapitalization or reorganization);

      (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company, and cause the Company's officers, directors, employees, agents, representatives and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

      (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

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      (k)   in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

      (l) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; provided that the Company shall not be required, in connection therewith or as a condition thereto, to qualify to do business or to file a general consent to service of process in any state or jurisdiction;

      (m) if the underwriters so request, use its reasonable best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters, which letter shall be addressed to the underwriters; and

      (n) if the underwriters so request, use its reasonable best efforts to obtain an opinion from the Company's outside counsel in customary form and covering such matters of the type customarily covered by such opinions, which opinion shall be addressed to the underwriters.

      5.    Registration Expenses.

      (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on a securities exchange or the NASD automated quotation system (or any successor or similar system).

      (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

      (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in

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such registration in proportion to the aggregate selling price of each seller's securities to be so registered.

      6.    Indemnification.

      (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of, are based upon, are caused by, or result from (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this Section 6 collectively called an "Application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, agent or employee and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of, is based upon, is caused by, or results from (i) an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any Application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein, other than information prepared and furnished to the Company by such holder in the course of such holder's duties as an officer or director of the Company, or (ii) by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with any underwritten offering, the Company will indemnify such underwriters, their officers, directors, agents or employees and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

      (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, together with reasonable costs and expenses (including reasonable attorney's fees), to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of, are based upon, are caused by, or result

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from (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

      (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

      (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, agent, employee or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

      7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, and (iii) completes and executes any other documents reasonably required.

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      8.    Subsidiary Public Offering. If, after an initial public offering of the equity securities of a Subsidiary of the LLC, the LLC distributes securities of such Subsidiary to members of the LLC, then the rights and obligations of the Company pursuant to this Agreement shall apply, mutatis mutandis, to such Subsidiary, and the LLC or the Company, as applicable, shall cause such Subsidiary to comply with such Subsidiary's obligations under this Agreement.

      9.    Definitions.

      "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise, and if such Person is a partnership, "Affiliate" shall also mean each general partner and limited partner of such Person. An Affiliate of TCW/Crescent Purchasers shall be deemed to include any TCW/Crescent Purchaser and any of their Affiliates.

      "Common Stock" means, collectively, (i) following the organization of a corporation and reorganization or recapitalization of the LLC into the Company as provided in Section 1(a) above, the common equity securities of the Company and any other class or series of authorized capital stock of the Company that is not limited to a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company and (ii) any common stock of a Subsidiary of either the LLC or the Company distributed by the LLC or the Company to its unitholders or shareholders, as applicable.

      "Executive Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock issued or distributed in respect of units of the LLC issued to the Executive and (ii) common equity securities of the Company or a Subsidiary of either the LLC or the Company issued or issuable with respect to the securities referred to in clause
(i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, or any recapitalization, merger, consolidation or other reorganization.

      "GIC" means Filbert Investment Pte Ltd and its Affiliates.

      "GIC Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock issued or distributed in respect of units of the LLC issued to GIC and (ii) common equity securities of the Company or a Subsidiary of either the LLC or the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization.

      "GTCR Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock issued or distributed in respect of units of the LLC issued to GTCR and (ii) common equity securities of the Company or a Subsidiary of either the LLC or the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization.

      "Investor Registrable Securities" means, collectively, the GIC Registrable Securities and the TCW/Crescent Registrable Securities.

      "Jefferies Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock issued or distributed in respect of units of the LLC issued to Jefferies & Company, Inc. ("Jefferies") and (ii) common equity securities of the Company or a Subsidiary of either the LLC or the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization.

      "Person" means an individual, a partnership, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization or a government or any department or agency thereof.

      "Registrable Securities" means, collectively, the Executive Registrable Securities, the GTCR Registrable Securities, the Investor Registrable Securities and the Jefferies Registrable Securities. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 (or any similar rule then in force) under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

      "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which
(i) if a corporation, a majority of the total voting power of equity securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be, or control, the managing director or general partner of such limited liability company, partnership, association, or other business entity. Reference to any "Subsidiary" shall be given effect only at such times as that Person or Persons has one or more Subsidiaries.

      "TCW/Crescent Purchasers" means, collectively, TCW/Crescent Mezzanine Partners II, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust II, a Delaware business trust, TCW Leverage Income Trust, L.P., a Delaware limited partnership, TCW Leveraged Income Trust II, L.P., a limited partnership, and TCW Leveraged Income Trust IV, L.P., a limited partnership, any of their Affiliates or any holder of Stockholder Shares for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an Account Manager (each individually a "TCW/Crescent Purchaser").

      "TCW/Crescent Registrable Securities" means, irrespective of which Person actually holds such securities, (i) any shares of Common Stock issued or distributed in respect of units of the LLC issued to the TCW/Crescent Purchasers and (ii) common equity securities of the Company or a Subsidiary of either the LLC or the Company issued or issuable with respect to the securities referred to in clause (i) above by way of a dividend, split, distribution, conversion or in connection with a combination of securities, recapitalization, merger, consolidation or other reorganization.

      10.   Miscellaneous.

      (a) No Inconsistent Agreements. Neither the LLC nor the Company shall hereafter enter into any agreement with respect to its securities that is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

      (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split, or a combination of shares).

      (c) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      (d) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against the LLC, the Company or the holders of Registrable Securities unless such modification, amendment, or waiver is approved in writing by the LLC or the Company, as the case may be, and (i) the holders of at least a majority of the Registrable Securities or (ii) prior to the organization of a corporation and reorganization or recapitalization of the LLC pursuant to Section 15.7 of the LLC Agreement, holders of a majority of the Common Units (as defined in the LLC Agreement); provided that no such amendment or modification that would materially and adversely affect holders of one class or group of Registrable Securities in a manner different than holders of any other class or group of Registrable Securities shall be effective against the holders of such class or group of Registrable Securities without the prior written consent of the holders of at least a majority of Registrable Securities of such class or group materially and adversely affected thereby. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

      (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

      (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

      (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

      (i) Governing Law. The law of the State of Delaware shall govern all issues and questions concerning the relative rights of the LLC, the Company and its securityholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      (j) Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, those documents expressly referred to herein, and the other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements, or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, the Registration Agreement of CLC Acquisition Corporation, a Delaware corporation and the predecessor to Coinmach Laundry Corporation, a wholly-owned subsidiary of the LLC, dated July 5, 2000.

      (k) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Executive at the address indicated on the Schedule of Executives attached hereto, to each Investor at the address indicated on the Schedule of Investors attached hereto, and to the Company and GTCR-CLC at the addresses indicated below:

      If to the Company:

            Coinmach Laundry Corporation
            521 East Morehead
            Charlotte, NC 28202
            Attention: Stephen L. Kerrigan

      with copies, which will not constitute notice to the Company, to:

            GTCR Fund VII, L.P.
            c/o GTCR Golder Rauner, L.L.C.
            6100 Sears Tower
            Chicago, IL 60606-6402
            Attention: David A. Donnini

            Kirkland & Ellis
            200 East Randolph Drive
            Chicago, IL 60601
            Attention: Stephen L. Ritchie, P.C.

            Mayer, Brown, Rowe & Maw
            1675 Broadway
            New York, NY 10019
            Attention: Ronald S. Brody, Esq.

      If to GTCR-CLC:

            GTCR-CLC, LLC
            c/o GTCR Golder Rauner, L.L.C.
            6100 Sears Tower
            Chicago, IL 60606-6402
            Attention: David A. Donnini
      with a copy, which will not constitute notice to GTCR-CLC, to:

            Kirkland & Ellis
            200 East Randolph Drive
            Chicago, Illinois 60601
            Attention: Stephen L. Ritchie, P.C.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                    * * * * *

      IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

                                            COINMACH HOLDINGS, LLC

                                            By:  /S/ STEPHEN R. KERRIGAN
                                               ---------------------------------
                                               Name:  Stephen R. Kerrigan
                                               Its:

                                            GTCR-CLC, LLC

                                            By:  GTCR Fund VII, L.P.
                                            Its: Managing Member

                                            By:  GTCR Partners VII, L.P.
                                            Its: General Partner

                                            By:  GTCR Golder Rauner, L.L.C.
                                            Its: General Partner

                                            By:   /S/ DAVID A. DONNINI
                                                --------------------------------
                                                Name: David A. Donnini
                                                Its:  Principal

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
TCW/CRESCENT MEZZANINE TRUST II

By:    TCW/Crescent Mezzanine II, L.L.C.,
       as investment manager

By:    TCW/Crescent Mezzanine, L.L.C.,
       its managing owner

By:    /S/ TIMOTHY P. COSTELLO
    ----------------------------------------
Name:      Timothy P. Costello
Title:     Managing Director

TCW LEVERAGED INCOME TRUST, L.P.

By:    TCW Advisors (Bermuda), Ltd.,
       as general partner

By:    /S/ JAMES M. HASSETT
    ----------------------------------------
Name:      James M. Hassett
Title:     Managing Director

By:    TCW Investment Management Company,
       as Investment Advisor

By:    /S/ TIMOTHY P. COSTELLO
    ----------------------------------------
Name:      Timothy P. Costello
Title:     Managing Director

TCW LEVERAGED INCOME TRUST II, L.P.

By:    TCW (LINC II), L.P.,
       as general partner

By:    TCW Advisors (Bermuda), Ltd..,
       as general partner

By:    /S/ JAMES M. HASSETT
    ----------------------------------------
Name:      James M. Hassett
Title:     Managing Director

By:    TCW Investment Management Company,
       as Investment Advisor

By:    /S/ TIMOTHY P. COSTELLO
    ----------------------------------------
Name:      Timothy P. Costello
Title:     Managing Director

TCW LEVERAGED TRUST IV, L.P.

By:    TCW Asset Management Company, as Investment Advisor

By:    /S/ JAMES M. HASSETT
    ----------------------------------------
Name:      James M. Hassett
Title:     Managing Director

By:    TCW Asset Management Company, as managing member
       Of TCW (LINC IV), L.L.C., the general partner

By:    /S/ TIMOTHY P. COSTELLO
    ----------------------------------------
Name:      Timothy P. Costello
Title:     Managing Director

FILBERT INVESTMENT PTE LTD.

By:    /S/ BRETT K. FISHER
    ----------------------------------------
    Name:      Brett K. Fisher
    Its:       Director

JEFFERIES & COMPANY, INC.

By:    /S/ ANDREW R. WHITTAKER
     ---------------------------------
     Name:      Andrew R. Whittaker
     Its:       Vice Chairman

                                                MCS CAPITAL, INC.

                                                By: /S/ STEPHEN R. KERRIGAN
                                                   -----------------------------
                                                   Name:   Stephen R. Kerrigan
                                                   Title:  President

                                                /S/ MITCHELL BLATT
                                                --------------------------------
                                                Mitchell Blatt

                                                /S/ STEPHEN R. KERRIGAN
                                                --------------------------------
                                                Stephen R. Kerrigan

                                                /S/ MICHAEL E. STANKY
                                                --------------------------------
                                                Michael E. Stanky

                                                /S/ ROBERT M. DOYLE
                                                --------------------------------
                                                Robert M. Doyle

                                                /S/ JAMES N. CHAPMAN
                                                --------------------------------
                                                James N. Chapman

                             SCHEDULE OF EXECUTIVES

Name and Address

Stephen R. Kerrigan
c/o Coinmach Laundry Corporation
521 East Morehead
Charlotte, NC 28202

      with a copy to:

      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, NY 10019
      Attention: Ronald S. Brody, Esq.

Mitchell Blatt
31 Wilmington Drive
Dix Hills, NY 11747

      with a copy to:

      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, NY 10019
      Attention: Ronald S. Brody, Esq.

Robert M. Doyle
53 Sheryl Crescent
Smithtown, NY 11787

      with a copy to:

      Mayer, Brown, Rowe & Maw
      1675  Broadway
      New York, NY 10019
      Attention: Ronald S. Brody, Esq.

Michael E. Stanky
c/o Coinmach Laundry Corporation
521 East Morehead
Charlotte, NC 28202

      with a copy to:

      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, NY 10019
      Attention: Ronald S. Brody, Esq.

James N. Chapman
521 East Morehead
Charlotte, NC 28202

      with a copy to:

      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, NY 10019
      Attention: Ronald S. Brody, Esq.

                              SCHEDULE OF INVESTORS

FILBERT INVESTMENT PTE LTD
c/o GIC Special Investments
255 Shoreline Drive, Suite 600
Redwood City, CA 94107

with a copy to:

      Heller Ehrman White & McAuliffe LLP
      333 Bush Street
      San Francisco, CA 94104
      Attention: Randall B. Schai

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
TCW/CRESCENT MEZZANINE TRUST II
TCW LEVERAGE INCOME TRUST, L.P.
TCW LEVERAGED INCOME TRUST II, L.P.
TCW LEVERAGED INCOME TRUST IV, L.P.

c/o TCW Crescent Mezzanine L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention: Timothy P. Costello

with a copy to:

      Gary B. Clark
      Gardere Wynne Sewell LLP
      1601 Elm Street
      3000 Thanksgiving Tower
      Dallas, Texas 75201

JEFFERIES & COMPANY, INC.
11100 Santa Monica Blvd., 10th Floor
Los Angeles, California 90025
Attention: Dan Esters